UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 28, 2011
DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	1-11690	34-1723097

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 755-5500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 28, 2011, William B. Summers, Jr. notified Developers Diversified Realty Corporation (the “Company”) that he will not stand for re-election to the Company’s Board of Directors at the Company’s 2011 Annual Meeting of Shareholders. Mr. Summers’ decision was not due to any disagreement with the Company’s management or Board of Directors.
     Mr. Summers will serve out the remainder of his current term, which will end at the Company’s 2011 Annual Meeting of Shareholders.
     The Company is grateful to Mr. Summers for his seven years of service on the Board.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
By:	/s/ David J. Oakes
David J. Oakes
Senior Executive Vice President and Chief Financial Officer

Date: February 1, 2011